                                 PROMISSORY NOTE

$5,200,000.00                                                    October 9, 2002
                                                                Philadelphia, PA


         Trapeza Partners L.P., a Delaware limited partnership ("Borrower"), for value received, promises to pay to the order of Resource America, Inc., a Delaware corporation ("Lender"), at its office at 1845 Walnut Street, Philadelphia, Pennsylvania 19103 the sum of FIVE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($5,200,000.00) or so much thereof as is then outstanding pursuant to loans made by Lender to Borrower pursuant to the terms of this Note, together with interest until maturity at the fluctuating rate equal to the LIBOR Rate (as defined herein) computed on the basis of a year of 360 days for the actual number of days elapsed, and after default hereunder or maturity, whether at stated maturity or by acceleration, at a rate four (4) percentage points greater than the LIBOR Rate (the "Default Rate"). Payments of interest only, in an amount equal to accrued interest, shall be due on the twenty-third day of each month commencing on October 23, 2002 through and including April 23, 2003. All unpaid principal, interest and other charges shall be due and payable in full on April 23, 2003 ("Maturity Date").

         So long as no Event of Default occurs under this Note after expiration of applicable notice, grace and cure periods, and subject to the terms and conditions of this Note and until the Maturity Date, Borrower may borrow, repay and reborrow from Lender and Lender hereby agrees to lend and relend to Borrow loans in an aggregate principal amount at any one time outstanding not to exceed Five Million Two Hundred Thousand Dollars ($5,200,000.00) (the "Maximum Credit") as the Borrower may from time to time request. Should the outstanding amount of loans at any time exceed the Maximum Credit, Borrower shall immediately repay such excess amount.

         The Borrower may elect the Interest Period (defined below) applicable to this Note from time to time by giving irrevocable notice to the holder in writing at least three (3) business days prior to the commencement date of the Interest Period specifying the Interest Period selected. If at the end of the Interest Period selected the Borrower has failed to select a new Interest Period, then this Note shall accrue interest based upon an Interest Period equal to thirty (30) days. The Borrower may not prepay any portion of this Note prior to the expiration of an applicable Interest Period. Upon selection of the Interest Period, the Lender shall identify the LIBOR Base Rate and this Note shall bear interest during such Interest Period at a rate equal to the LIBOR Rate.

         "Interest Period" means a period of thirty (30), sixty (60), or one hundred eighty (180) days commencing on the expiration of the preceding Interest Period. Such Interest Period shall end on the date which is thirty (30), sixty
(60), or one hundred eighty (180) days thereafter.

         "LIBOR Base Rate" means, with respect to the relevant Interest Period, the closing rate at which deposits in U.S. Dollars, having a maturity approximately equal to the relevant Interest Period, are offered in the London Interbank Eurodollar market on the commencement date of the Interest Period, or the next succeeding business day, if such date is not a business day, for a maturity approximately equal to such Interest Period as reported in The Wall Street Journal, or such other source as the holder shall select from time-to-time.

         "LIBOR Rate" means, for the relevant Interest Period, the sum of the LIBOR Base Rate plus 300 basis points (3.0%) per annum.

         If any payment of principal or interest is not paid when due or if the holder deems itself insecure for any reason, including but not limited to, the insolvency, bankruptcy, business failure, default in the payment of other obligations or receivership concerning the Borrower, this Note shall, at the option of its holder, become immediately due and payable, without demand or notice and the interest rate on the unpaid balance of this Note shall increase to the Default Rate.

         The principal amount of each loan made by Lender under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Lender on the schedule attached hereto. The aggregate unpaid principal amount of all loans set forth in such schedule will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Lender to make any such entry will not limit or otherwise affect Borrower's obligations under this Note.

         Borrower hereby warrants and represents to Lender that (a) Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware, its state of organization; (b) the execution, delivery and performance by Borrower of this Note have been duly authorized by all necessary partnership action, and will not contravene any law or any governmental rule or order binding on Borrower, or the limited partnership agreement of Borrower, nor violate any agreement or instrument by which Borrower is bound; (c) Borrower has duly executed and delivered this Note and the Note is a valid and binding obligation of Borrower enforceable according to its terms except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally; and (d) no notice to or consent by any governmental body is needed in connection with this transaction.

         Any of the following events will be a Default ("Default") (a) any representation or warranty made by Borrower herein proves false in any material respect when made or reaffirmed; or (b) Borrower defaults in the payment of any principal or interest when due and payable, by acceleration or otherwise, and such default has not been cured within 10 days after receipt of written notice from Lender to Borrower; or (c) Borrower fails to observe or perform any covenant, condition or agreement herein and fails to cure such default within 10 days after receipt of written notice from Lender to Borrower of the occurrence thereof, provided that such 10 day grace and cure period will not apply to a breach of any covenant which in Lender's good faith judgment is incapable of cure.

         If any Default occurs, Lender may (i) cease advancing money hereunder,
(ii) declare all obligations hereunder to be immediately due and payable, whereupon such obligations will immediately become due and payable, and (iii) exercise any and all rights and remedies provided by applicable law. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy available under this Agreement or as may be now or hereafter existing at law, in equity or by statute.

         There will be a minimum finance charge of $50.00 for each billing period. If any payment of principal or interest is not paid when due or if the Borrower shall otherwise default in the performance of its obligations hereunder, the holder at its option, may charge and collect, or add to the unpaid balance hereof, a late charge up to the greater of $250 or .1% of the unpaid balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid balance to the Default Rate. The holder may charge interest at the rate provided herein on all interest and other amounts owning hereunder which are not paid when due.

         In consideration of Lender's agreement to make the loans hereunder, Borrower shall pay Lender a fee (the "Origination Fee") in the amount of $52,000.00. The Origination Fee shall be paid in two installments, the first installment of $26,000.00 shall be paid to Lender upon Borrower's execution and delivery of this Note to Lender, and the second installment of $26,000.00 shall be paid to Lender on December 3, 2002.

         The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and
(ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term thereof or release or discharge by the holder of any of obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the holder or any indulgence shown by the holder, from time to time in one or more instances, (without notice or further assent from any obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the holder shall in any way affect or impair the obligations of any obligors or be construed as a waiver by the holder of, or otherwise affect, any of the holder's rights under this Note. The Borrower further agrees to reimburse the holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in exercising any right, power or remedy conferred by this Note or in the enforcement thereof


         The Borrower and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in the Commonwealth of Pennsylvania or any other State or Territory of the United States, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the Borrower and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the Borrower shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. This warrant of attorney to confess judgment is a joint and several warrant of attorney. This foregoing warrant of attorney shall survive any judgment. If any judgment is vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower and all indorsers or any one or more of them. The Borrower and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF PENNSYLVANIA. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE HOLDER AND THE BORROWER. THE BORROWER HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN PHILADELPHIA, PENNSYLVANIA AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE BORROWER CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.


                                   TRAPEZA PARTNERS L.P.

                                   By: Trapeza Funding, LLC, its general partner


                                   By:
                                      ------------------------------------------
                                   Print Name: Steven N. Stein
                                   Title: Manager


                                   By:
                                      ------------------------------------------
                                   Print Name: Jonathan Z. Cohen
                                   Title: Manager

                                    REVOLVING LOANS


============= ==================== ==================== ===================== ================== ================= ==============

                                                                                 Unpaid
                                                            Amount of           Principal
                                        Amount of           Revolving           Balance of
                                        Revolving             Loan              Revolving          Interest           Notation
                     Date                 Loan               Repaid               Loan               Rate              Made By
------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


------------- -------------------- -------------------- --------------------- ------------------ ----------------- --------------


============= ==================== ==================== ===================== ================== ================= ==============

                             INTERCREDITOR AGREEMENT
                             -----------------------


         THIS INTERCREDITOR AGREEMENT (the "Agreement") is made and entered into as of the 8th day of October, 2002 by and among Financial Stocks, Inc. and Resource America, Inc. (each of the foregoing entities, along with each lender subsequently added as a party to this Agreement pursuant to the terms hereof, is hereinafter referred to individually as a "Lender" and all of the foregoing entities, along with all lenders subsequently added as parties to this Agreement pursuant to the terms hereof, are hereinafter referred to collectively as the "Lenders"), and the terms of this Agreement are consented to by Trapeza Partners L.P., a Delaware limited partnership (the "Borrower").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, each of the Lenders may from time to time now or hereafter extend credit or make loans or advances to the Borrower and the Borrower may become indebted to any of such Lenders pursuant to loan agreements now or hereafter entered into between the Borrower and any Lender and/or promissory notes now or hereafter made by the Borrower to any Lender; and

         WHEREAS, the Lenders wish to evidence better the relationship among themselves in connection with any credit, loans or advances now or hereafter extended by any or all of the Lenders to the Borrower;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, IT IS AGREED as follows:

         1. Unsecured Indebtedness. Irrespective of any statement contained in any documents relating to any credit, loans or advances extended by any of the Lenders to the Borrower, and irrespective of the attachment or perfection of any liens and/or security interests granted by the Borrower to any of the Lenders, and irrespective of anything contained in any filing or agreement of the Borrower or any other person or entity to which any of the Lenders may now or hereafter be a party, none of the Lenders shall take, receive, maintain or assert any security interest or lien against any of the property or assets of the Borrower without the express prior written consent of each of the other Lenders and of the Borrower, and if any lien or security interest prohibited hereby now or hereafter comes into existence, the Lender which is the beneficiary thereof shall promptly take any and all actions necessary to terminate such lien and/or security interest. If any lien or security interest permitted by this Section 1 is created, the Lender receiving such lien or security shall hold it for the benefit ratably of all Lenders with respect to indebtedness subject to this Agreement and each of such liens shall rank pari passu with each other such lien, without regard to the order of perfection thereof.

         2. Notice of Certain Events. Each of the Lenders shall promptly notify the other Lenders upon its learning of any event of default by the Borrower that may then provide such Lender with the right to accelerate any of the Borrower's indebtedness to such Lender and shall consult in good faith with such Lenders concerning appropriate steps in response thereto. Similarly, each of the Lenders shall notify the other Lenders immediately upon making any demand to the Borrower for repayment of any indebtedness of the Borrower owed to such Lender.

         3. Notice of Action. Prior to any Lender exercising its right to accelerate any of the Borrower's indebtedness to such Lender or instituting suit to enforce, or enforcing, such Lender's right to collect indebtedness owed by the Borrower to such Lender, Lender shall provide to each of the other Lenders not less than five (5) business days prior written notice of the details of the event of default of the Borrower upon which such action will be premised and the opportunity to cure the same or to purchase the Lender's interest in the indebtedness owed to it by the Borrower for an amount equal to the principal amount of such indebtedness then outstanding and any accrued interest thereon. A Lender's failure to give any notice required under Section 2 or 3 hereof shall not in any way limit the obligations of, or constitute a defense for, the Borrower. The sole remedy available to the other Lenders for any such failure shall be that any demand for repayment, acceleration, enforcement, etc. shall be ineffective against any other Lender until proper notice is given and that any payments received by such Lender from the Borrower between the event or action which created the obligation to give notice and the actual giving of such notice shall be applied in accordance with the provisions of Section 6 hereof.

         4. Right to Cure. Each Lender hereby covenants and agrees that, in addition to the rights set forth above, any or all of the other Lenders shall have the same right to cure any breach by the Borrower of its obligations to such Lender prior to declaration of an event of default and acceleration of any of the Borrower's indebtedness as is afforded to the Borrower under the relevant loan documents to which the Borrower is a party.

         5. Application of Payments While Obligations are Current. Each Lender may accept and apply payments of interest, reimbursement of expenses, and payments of principal as such become due, and/or any prepayments thereof, against the indebtedness due it from the Borrower if none of the other Lenders has declared any of the indebtedness owed it from the Borrower to be immediately due and payable after declaration of an event of default of the Borrower and given notice of such declaration to the other Lenders pursuant to Sections 2 and 3 hereof.

         6. Application of Payments After Maturity. After any Lender has accelerated and declared any of the indebtedness of the Borrower to such Lender to be immediately due and payable, each Lender shall cooperate in attempting to maximize the sums received and recovered from the Borrower and, without preference or priority, shall apply such sums (after deduction of the reasonable costs of collection thereof, including, without limitation, attorneys' fees and costs) against the indebtedness of the Borrower to all Lenders in the same proportion with respect to each Lender that the principal amount of the indebtedness of the Borrower to such Lender bears to the total sum of the principal amount of the indebtedness of the Borrower to all of the Lenders as of the date that any such indebtedness is first accelerated and declared to be immediately due and payable.

         7. Parties Bound; Waiver. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto and shall extend and be available to any holder of any evidence of the indebtedness of the Borrower to any of the Lenders which agrees to be bound by the terms hereof. No delay on the part of the holder of any evidence of such indebtedness in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof or the exercise of any other right, power or privilege.

         8. No Representations. None of the Lenders makes any representation or warranty to any of the other Lenders regarding the status of the business, financial statements or prospects of the Borrower, it being the responsibility of each of the Lenders to ascertain the same.

         9. Notices. Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified (with a copy of any such notice required additionally to be delivered to the Borrower) at the address set forth hereinafter with respect to each Lender, at the address set forth below with respect to the Borrower, or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (a) three days following deposit in the U.S. mails, certified, with proper postage prepaid, or (b) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or (c) upon receipt of notice given by telecopy or personal delivery:

         To the Borrower:  Trapeza Funding, LLC               Trapeza Funding, LLC
                           c/o Financial Stocks, Inc.         c/o Resource America, Inc.
                           507 Carew Tower                    1845 Walnut Street
                           Cincinnati, Ohio 45202             Philadelphia, PA 19103
                           Attention:  Steven N. Stein        Attention: Jonathan Z. Cohen
                           Fax No.: (513) 241-1026            Fax No.: (215) 546-5388

         10. Entire Agreement. This Agreement shall constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of the parties in connection therewith.

         11. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Ohio and shall be governed by and interpreted in accordance with the laws of the State of Ohio applicable to agreements made and to be performed therein. The parties hereto agree that any action or proceeding commenced by or on behalf of any of the parties arising out of or relating to this agreement shall be commenced and maintained exclusively in any District Court of the United States located in the State of Ohio, or any other court of applicable jurisdiction located in Ohio. The parties also agree that a summons and complaint commencing an action or proceeding in any such courts located in Ohio by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party, to which said party consents, if served (i) personally or by certified mail to a party at its address noted herein or (ii) as otherwise provided under the laws of the State of Ohio.

         12. Termination. This Agreement shall continue in full force and effect with respect to any particular Lender until the payment in full of all indebtedness of the Borrower to such Lender. This Agreement shall be deemed to have terminated when all indebtedness of the Borrower to each of the Lenders has been paid in full and all revolving credit financing arrangements available from any of the Lenders to the Borrower have terminated.

         13. Amendment. This Agreement may not be modified or amended except in a writing signed by authorized officers of each of the Lenders and of the Borrower; provided, however, that notwithstanding the foregoing, any additional lender that from time to time hereafter extends credit or makes loans or advances to the Borrower upon terms substantially identical in all material respects to those set forth in the loan agreements with the Lenders as of the date hereof, with such changes as the Lenders and the Borrower may approve, may be added as a Lender under this Agreement and be entitled to all the rights and benefits of a Lender hereunder without requiring the consent of any or all of the other Lenders if (a) the Borrower consents thereto in writing, (b) such party to be added as a Lender consents in writing to be bound by all duties and obligations of a Lender hereunder and (c) notice thereof is given to the other Lenders by the Borrower.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                    FINANCIAL STOCKS, INC.


                                    By: __________________________
                                    Name: ________________________
                                    Title: _______________________

                                    Address:     507 Carew Tower
                                                 Cincinnati, Ohio 45202
                                    Attention:   Steven N. Stein
                                    Telecopy No.: (513) 241-1026

                                    RESOURCE AMERICA, INC.


                                    By: __________________________
                                    Name:  Steven J. Kessler
                                    Title: Senior Vice President and CFO

                                    Address:     1845 Walnut Street
                                                 Philadelphia, PA 19103
                                    Attention:   Jonathan Z. Cohen
                                    Telecopy No.: (215) 546-5388

         To induce the Lenders to extend credit to it, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, by its duly authorized officer, consents to the terms of this Intercreditor Agreement effective as of the date first set forth above, acknowledging that the same creates no separate rights in the Borrower except insofar as the Borrower is entitled to notice thereunder and is required to consent to any modification or amendment of the Intercreditor Agreement.

                                     TRAPEZA PARTNERS L.P.

                                     By:   TRAPEZA FUNDING, LLC

                                           By:    __________________________
                                           Name:  __________________________
                                           Title: Manager

                                           By:    __________________________
                                           Name:  Jonathan Z. Cohen
                                           Title: Manager